UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
( Commission File Number )

California (State or other jurisdiction of incorporation)	94-2974062 (I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.

     (a) On February 2, 2005, Aspect Communications Corporation (the “Company”) will begin to present its Company Overview Presentation in connection with several investor meetings and financial conferences. A copy of the Company Overview Presentation is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

     The Company Overview Presentation includes a discussion of the Company’s historical operating results using various non-GAAP financial measures, including (i) net cash; and (ii) EBITDA. A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has included a reconciliation of all non-GAAP financial measures in the Company Overview Presentation, and has posted this information on the Company’s website at http://www.aspect.com/ir/index.cfm.

     Management of the Company uses net cash to analyze the Company’s total cash position minus total debt position, which provides insight into usable cash (free of encumbrance). Management believes that viewing this usable cash position is needed from a cash use planning perspective. Management of the Company uses EBITDA in monitoring and evaluating the Company’s ongoing financial results and trends.

     We believe that the presentation is helpful to investors based on the insight obtained by review of our results of operations excluding such charges, which management fundamentally believes to be outside of the core operating results of our business units. Additionally, from a planning and forecasting perspective, management also relies on these measures, and feels that investors should have the benefit of viewing the presentation in the same manner as management does in running our business operations. The presentation of the net cash and EBITDA numbers are not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Aspect Communications Corporation’s Company Overview Presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation

Date: February 2, 2005	By:	/s/ Gary E. Barnett
Gary E. Barnett, President and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION
INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Aspect Communications Corporation’s Company Overview Presentation.